Exhibit 99.1

QUARTA-RAD, INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made and entered into this 16th day of December, 2020 by and among Quarta-Rad, Inc., a Delaware corporation having its principal place of business at 1201 N. Orange St., Suite 700, Wilmington, DE (hereinafter “QRI”) and its sole stockholder, Victor Shvetsky (hereinafter, Seller”), of Sellavir Inc., a Delaware corporation having its principal place of business at 1201 N. Orange St., Suite 700, Wilmington, DE (hereinafter “Target”).

RECITALS

A. Seller owns all of the capital stock, and interests therein, of Target, and

B. QRI wishes to buy, and Seller wishes to sell, subject to the provisions of this Agreement, all right, title and interest in such capital stock.

NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements contained herein, the parties agree as follows:

1. Purchase and Sale and License.

1.01 Purchase and Sale of TargetShares. QRI agrees to acquire from Seller and Seller agree to transfer, assign, convey and deliver to QRI at the Closing, all right, title and interest in and to an aggregate of Fifteen Million (15,000,000) shares of capital stock of Target, which comprises all of the issued and outstanding capital shares of the Target (hereinafter the “TargetShares”) in exchange for an aggregate of three hundred thirty three thousand three hundred thirty three (333,333) shares of common stock of QRI (hereinafter the “QRIShares”). The ratio of the exchange is based upon an independent valuation of Target which is attached hereto as Exhibit A and the lowest share sale price ($1.50) on October 5, 2020 on OTCMarkets. Such exchange is intended as a tax-free reorganization under Section 368 of the Internal Revenue Code.

2. Closing. Unless extended by QRI, the Closing of the transactions contemplated hereby shall be held on December 16, 2020, at 3:00 p.m. at the Law Offices of Gary L. Blum, Suite 603, Los Angeles, CA 90010, or at such other place or on such other date as shall be mutually agreed to in writing by the parties. The date on which the Closing occurs is herein referred to variously as the “Closing Date” and the “Closing.” At the Closing:

2.01 Seller. Seller shall deliver or cause to be delivered to QRI:

(a) certificates representing the TargetShares duly endorsed for transfer and conveyance to QRI,

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(b) a corporate resolution of the Board of Directors and stockholders of Target approving the transactions contemplated by this Agreement,

(c) the resignation of each officer and director of Target,

(d) a list of all accounts in which the funds or other assets of Target are deposited, and

(e) the corporate records, including the charter documents, minutes of meetings and actions of the board of directors and minutes of meetings and actions of the stockholders, the corporate seal and all books of accounts of Target.

2.02 QRI. QRI shall deliver to the respective Seller a stock certificate in the name of such Seller representing the number of QRIShares described in Section 1.01.

3. Representations and Warranties of Target and Seller. Except as set forth in the disclosure schedule delivered to QRI on the date hereof, and signed by the President and Secretary of Target (the “Target Disclosure Schedule”), the sections of which are numbered to correspond to the subsection numbers of this Agreement, Target and each of the Seller hereby represents and warrants to QRI as follows:

3.01 Organization, Qualification.

(a) Target is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Target has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to have such power and authority or to be so duly qualified and in good standing would not, in the aggregate, have a material adverse effect on the business, operations or financial condition of Target. Target has no assets, offices or operations located in any place other than within the state of Delaware.

(b) Target has delivered to QRI complete and accurate copies of its Articles of Incorporation and Bylaws, each as amended, minutes of all its directors’ and shareholder meetings, and a shareholder list correctly setting forth the record ownership as of the date of this Agreement of all outstanding shares and all outstanding rights to purchase or convert into shares of the stock of Target.

3.02 Capitalization. As of the Closing Date, Target shall have authorized capital stock of 50,000,000 shares of Common Stock, $0.0001 par value, of which 15,000,000 shares will be issued and outstanding as of such date. All such outstanding shares of Target capital stock have been duly authorized, validly issued, fully paid and nonassessable and are not be subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of Target or any agreement to which Target is a party or by which it is bound. As of the Closing Date there will be no outstanding rights, warrants, options, agreements or commitments giving anyone any right to require Target to sell or issue any capital stock or other securities. Between the date hereof and the Closing, Target will not, without the prior written consent of QRI, issue any additional shares of stock, stock options, warrants, convertible notes or other securities exercisable for or convertible into shares of equity securities of Target. The Target Disclosure contains a listing of all outstanding shareholders and persons holding rights to acquire any equity interest in Target.

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3.03 Subsidiaries. Target does not have and has never had any subsidiaries and does not directly or indirectly own any equity interest in, or any interest convertible into or exchangeable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

3.04 Authority Relative to this Agreement. Target has full corporate power to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors, and as of the Closing Date will have been duly and validly authorized by the shareholders of Target, and no other corporate proceedings on the part of Target are necessary for Target to authorize this Agreement or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Target. This Agreement constitutes the valid and binding agreement of Target, enforceable against Target in accordance with its terms.

3.05 Approvals; No Violation. Except as may be required by the Securities Act of 1933, as amended (the “Securities Act”), state securities laws, and applicable corporate law, there is no requirement applicable to Target to make any filing with, or to obtain any permit, authorization, consent or approval of, any governmental or regulatory authority as a condition to the lawful consummation by Target of the transactions contemplated by this Agreement. Target does not know of any reason why any required permit, authorization, consent or approval could not be obtained. Neither the execution and delivery of this Agreement by Target nor the consummation by Target of the transactions contemplated by this Agreement will (a) conflict with or result in any breach of any provision of the Articles of Incorporation or Bylaws of Target, (b) result in a material breach or default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license agreement, lease or other material contract, instrument or obligation to which Target is a party or by which Target or any of its assets may be bound, (c) or violate in any material respect any statute, rule, regulation, order, writ, injunction or decree applicable to Target or any of its assets, or (d) result in the creation of any material (individually or in the aggregate) liens, charges or encumbrances on any of the material assets of Target.

3.06 Financial Statements of Target. Target has delivered to QRI (i) an unaudited balance sheet of Target at November 30, 2020, and an unaudited statement of operations, stockholders’ equity and cash flows for the fiscal years ended November 30, 2020 (the “Target Financials”). The Target Financials have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods covered by such statements. The Target Financials, with any notes thereto, are in accordance with the books and records of Target and present fairly Target’s financial position and results of operations and cash flows as of the dates and for the periods indicated therein.

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3.07 Undisclosed Liabilities.

(a) Target does not have any material liabilities, whether absolute, accrued, contingent or otherwise, and whether due or to become due, except for those liabilities which (i) are accrued or fully reserved against in the balance sheet of the Target Financials; or (ii) are of a normally recurring nature and were incurred after November 30, 2020 in the ordinary course of business consistent with past practice. Section 3.07 of the Target Disclosure Schedule lists all liabilities of Target incurred after November 30, 2020 which are of a type required to be disclosed or reflected in financial statements and which either (A) are not in the ordinary course of business, or (B) exceed $5,000 with respect to any single transaction or single series of related transactions.

(b) The amounts accrued for sales returns and allowances in the Target Financials are adequate to meet all foreseeable returns of products and other adjustments (including, but not limited to, price protection and inventory rotation).

3.08 Absence of Changes. Since November 30, 2020, there has not been:

(a) any material adverse chnge in the business, assets, liabilities, financial condition, results of operations or prospects of Target taken as a whole;

(b) any material damage, destruction or casualty loss, whether or not covered by insurance, to any assets or properties of Target that amounts to more than $5,000 in the aggregate;

(c) any increase in the compensation payable or to become payable by Target to its employees (other than adjustments consistent with prior practice) or any increase in any bonus, insurance, pension or other employee benefit plan or program, payment or arrangement (other than adjustments consistent with prior practice) made to, for or with any such directors, officers or employees except as contemplated by this Agreement;

(d) any termination or notification of intended termination of a relationship with any material customer or supplier of Target;

(e) any entry by Target into any commitment or transaction exceeding $5,000 in any instance (including, without limitation, any borrowing or capital expenditure;

(f) any material change by Target in accounting methods, principles or practices;

(g) any repurchase or retirement of any securities of Target, or any declaration, payment or setting aside for payment of any dividend or other distribution (whether in cash, stock or property) with respect to the capital stock of Target;

(h) any act, omission or event which would be prohibited after the date of this Agreement under Section 4.1 hereof;

(i) any sales returns or allowances not adequately provided for by the reserve in the Unaudited Financial Statements;

(j) recognition of revenue on any transaction where a substantial or contingent right of return exists; or

(k) any agreement, whether in writing or otherwise, to take any action described in this Section 3.08.

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3.09 Properties and Inventories. Target has good and marketable title to, valid leasehold interests in or other valid right to use all of the material assets used in its operations or necessary for the conduct of its business, subject to no security interests, licenses, encumbrances, restrictions or adverse claims, except as disclosed in the notes to the Target Financials and except for any lien for taxes not yet due and payable and except for any statutory liens for which payment is not delinquent. All of such assets are in good operating condition, normal wear and tear excepted, and are adequate and suitable for the purposes for which they are presently being used. Target is not aware of any need to replace or substantially modify any material physical asset of Target in order to use such asset in the manner in which it is currently being used in Target’s business as presently conducted. Target’s inventory of finished goods, work in progress, materials and supplies is salable and is usable in the ordinary course of business.

3.10 Real Property. Target owns no real property.

3.11 Insurance. Target has no insurance.

3.12 Litigation. Target is not engaged in, nor has it been threatened with, any material litigation (which for this purpose shall mean a potential liability in excess of $15,000 or potential liabilities in the aggregate in excess of $15,000), arbitration, investigation or other legal proceeding relating to Target or its business, property or employee benefit plans or policies, nor, to the knowledge of Target, is there any valid basis for any such proceeding.

3.13 Purchase, Sale and Other Agreements.

(a) All of the following (whether written or oral) to which Target is a party or to which Target is subject are identified in Section 3.13 of the Target Disclosure Schedule:

(i) every contract or agreement for the purchase by Target of inventory, supplies, equipment or other real or personal property, or the procurement of services, except individual purchase orders, or aggregate purchase orders to a single vendor, involving payments of less than $5,000;

(ii) lease of equipment, machinery or other personal property involving aggregate annual payments in excess of $5,000;

(iii) contract or agreements for the sale or lease of products or furnishing of services by Target, except individual purchase orders, or aggregate purchase orders from a single customer, involving payments of less than $3,000;

(iv) joint venture, partnership or other contract or arrangement involving the sharing of profits;

(v) contract or agreement, other than in the ordinary course of business, relating to the purchase or acquisition, by merger or otherwise, of a significant portion of the business, assets or securities of Target by any other person or of any other person by Target;

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(vi) contract or agreement containing a covenant or covenants which purport to limit to a material extent the ability or right of Target to engage in any lawful business activity or compete with any person or entity; or

(vii) material contract or agreement not otherwise described in this Section 3.13 which is not terminable by and without penalty to Target within six months after the date of this Agreement.

(b) A complete and accurate copy of each written contract, agreement and other document identified in Section 3.13 of the Target Disclosure Schedule will be made available to QRI prior to the Closing. Each contract, agreement or arrangement identified in Section 3.13 of the Target Disclosure Schedule is, except to the extent fully performed at the date hereof, in full force and effect and valid and binding in accordance with its terms in all material respects; there is no material default under any such material contract, agreement or arrangement; and no party to any such contract, agreement or arrangement has notified Target that it intends to cancel, withdraw, modify or amend such contract, agreement or arrangement.

3.14 Licenses, Trademarks, Patents and Other Rights. Target owns no patents, trademarks, trade names, service marks, copyrights, and other proprietary rights, except the source code, knowhow and data related to Sellavir visual analytics platform and its operation.

Target is not aware of any valid basis for any such claim. To the best of its knowledge, no party is infringing the Target Intellectual Property.

3.15 Consultants. (Target has no employees).

(a) Section 3.15(a) of the Target Disclosure Schedule identifies all consulting agreements and other agreements with individual consultants or employees to which Target is a party and which are either currently effective or will become effective at the Closing. Copies of all such written agreements will be delivered to QRI prior to the Closing. Disclosure Schedule.

(b) To Target’s knowledge, no consultant of Target is obligated under any agreement or judgment that would conflict with such consultant’s obligation to use his best efforts to promote the interests of Target or would conflict with Target’s business as conducted or proposed to be conducted.

3.16 Borrowing and Guarantees. Section 3.16 of the Target Disclosure Schedule identifies all agreements and undertakings pursuant to which Target (a) is borrowing or is entitled to borrow any money, (b) is lending or has committed itself to lend any money, or (c) is or may become a guarantor or surety with respect to the obligations of any person. Complete and accurate copies of all such written agreements will be delivered to QRI prior to the Closing.

3.17 N/A

3.18 Compliance with Contracts. Target has performed all material obligations required to be performed by it as of the date of this Agreement under each material contract, obligation, commitment, agreement, undertaking, arrangement or lease referred to in this Agreement or the Target Disclosure Schedule and has not received any notice that it is in default thereunder. To its knowledge no other party is in default under such material agreements. The acquisition actions contemplated thereby will not conflict with or result in a breach of the terms, conditions or provisions of any such material agreement or cause any acceleration of maturity of any such material agreements.

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3.19 Compliance with Laws. Target has substantially complied with all laws, regulations, judgments, decrees or orders of any court or governmental agency or entity applicable in any material respect to the conduct of its business.

3.20 Taxes. All United States, foreign, state and local tax returns and reports (collectively “Returns”) required to be filed to date with respect to the operations of Target have been accurately prepared in all material respects and duly filed, or an extension therefrom has been duly obtained, and, all Taxes payable have been paid when due; there is no examination or audit known to Target or any claim, asserted deficiency or assessment for additional Taxes in progress, pending, or threatened, nor to the knowledge of Target is there any reasonable basis for the assertion of any such claim, deficiency or assessment; no material special charges, penalties, fines, liens, or similar encumbrances have been asserted against Target with respect to payment of or failure to pay any Taxes which have not been paid or resolved without further liability to Target. Target has not executed or filed with any taxing authority any agreements extending the period for assessment or collection of any Taxes. Proper amounts have been withheld by Target from its employees’ compensation payments for all periods in compliance with the tax withholding provisions of applicable federal and state laws. Target is not a party to any tax-sharing or tax-allocation agreement, nor does Target owe any amounts under any tax-sharing or tax-allocation agreement. As used in this Agreement, “Taxes” means all taxes, however denominated, imposed by any federal, territorial, state, local or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including but not limited to, federal income taxes and state income taxes), payroll and employee withholding taxes, unemployment insurance, social security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers’ compensation, Pension Benefit Guaranty Corporation premiums and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which are required to be paid, withheld or collected.

3.21 Transactions with Associates of Management. No executive officer or director of Target has, either directly or indirectly through another entity, any material interest in any property or assets of Target (except as a shareholder).

3.22 Accounts Receivable. All accounts receivable reflected on the balance sheet of Target at November 30, 2020 are bona fide, arose in the ordinary course of business in the aggregate amount thereof and, to the best of Target’s knowledge, are collectible (less any reserve for doubtful accounts and normal discounts) in the ordinary course of business.

3.23 Investment Banking and Finder Fees. Target has not incurred nor will incur any obligation for investment banking or finder fees in connection with this Agreement or the transactions contemplated hereby.

3.24 Transaction Expenses. The costs and expenses incurred by Target in conjunction with the transactions contemplated hereby (including the cost of the valuation described in paragraph 1.01 above) will not exceed $20,000.

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3.25 Investment Representations. Seller understands and acknowledges that the QRIShares will not be registered under the Securities Act nor qualified under the securities law of Delaware, by virtue of exemptions thereto. The Seller (either alone or in conjunction with his or her professional advisers) has such experience and knowledge in investment, financial and business matters in investments similar to the stock of the QRI that he is capable of protecting his own interest in connection therewith and qualifying for such exemptions. Further, Seller is acquiring the QRIShares for investment purposes only for Seller’s own account, and not on behalf of any other person nor with a view to, or for resale in connection with any distribution thereof. Seller understands that the certificates representing the QRIShares will be stamped with a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

3.26 N/A

3.27 Value of QRIShares. Seller has received and reviewed to Seller’s satisfaction such documents and corporate and financial records of QRI, and has had answered all questions with regard thereto that such deemed necessary or appropriate to evaluate the business, operations and assets of QRI and the value of its common stock. Seller is relying on the Target’s evaluation and analysis in determining the value of the QRIShares and not on any representation of value or worth made by QRI. Target has paid for an independent valuation which has valued the Target at $500,000.

3.28 Tax Consequences. Although the exchange of shares and subsequent liquidation of Target contemplated by this Agreement, which liquidation shall be completed as promptly as commercially feasible following the Closing, is intended to be a “tax free reorganization” pursuant to Section 368 of the Internal Revenue Code of 1986, as amended, Seller understands that no assurance is given by QRI that such transaction shall be deemed by the Internal Revenue Service to be a transaction upon which no gain or loss is recognized. Seller assumes the obligation for the payment of taxes, if any, related to any gain or loss to such Seller as a result of the transactions contemplated by this Agreement.

4. Representations and Warranties of QRI. QRI hereby represents and warrants to the Seller as follows:

4.01 Capitalization. The authorized capital stock of QRI consists of 50,000,000 shares of common stock, of which 15,326,150 shares are issued and outstanding, all of which outstanding shares are duly authorized, validly issued, fully paid and nonassessable. QRI has no other outstanding subscriptions, warrants, options, rights, agreements or arrangements to issue its capital stock or other securities. QRI is under no obligation to purchase, redeem or otherwise acquire any of its securities.

4.02 Issuance and Delivery of QRIShares. The issuance and delivery of the QRIShares has been duly authorized, and such shares, when issued and delivered in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable.

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4.03 Organization. QRI (a) is a corporation (i) duly organized, validly existing and in good standing under the laws of the State of Delaware, and (ii) duly qualified and in good standing as a foreign corporation in each state in which it does business, except where the failure to so qualify would not have a materially adverse effect on its business or assets, and (b) has the corporate power and authority to own its properties and to carry on its business as now being conducted.

4.04 Authority, Binding Agreement. This Agreement has been approved by the Board of Directors of QRI. No consents, authorizations or approvals, whether of a governmental agency or instrumentality or otherwise, are necessary in order to enable QRI to enter into and perform this Agreement. This Agreement constitutes legal, valid and binding obligations of QRI and is enforceable against QRI in accordance with its terms.

4.05 Financial Condition. The business, assets, liabilities and financial condition of QRI are, in all material respects, as set forth in the financial statements and other representations attached hereto as Schedule 4.05, which financial statements as of the quarter ended September 30, 2020 have been filed with the Securities Exchange Commission and may be found on its website: (i) have been prepared in conformity with generally accepted accounting principles, consistently applied, and (ii) do not fail to state any material fact necessary to make the information therein not misleading.

4.06 Litigation. There is no suit, action or other legal or administrative proceeding pending or threatened against QRI, and to its knowledge, no circumstances exist or have occurred which may lead to any suit, action, proceeding or investigation which could materially and adversely affect its business, assets or financial condition. QRI has received no notice from any federal, state or local governmental agency asserting any violation by QRI of any law, ordinance or regulation.

5. Conditions to the Closing. The obligations of the parties hereunder are subject to the satisfaction at or by the Closing of each of the conditions set forth below. Any of such conditions may be waived by the other party but only in writing.

5.01 Compliance with Terms. On the Closing Date, all the terms, conditions and covenants of this Agreement to be complied with and performed by the respective parties shall have been complied with and performed in all material respects.

5.02 No Material Change in Target. There shall be no material change in the business, assets, liabilities or financial condition of Target from that set forth in Schedule A hereto; and there shall be no significant change in the personnel of Target, except for the hiring of such personnel by QRI and such other actions as QRI shall have consented to in writing.

5.03 Consents. Target shall have obtained the consent to assignment of contract from all third parties to any contracts, agreements or contractual rights with Target to the extent such consent is required by such agreement or by applicable law as a result of the transactions contemplated hereby, unless QRI shall have in writing consented to the termination of such contract, agreement or right or waived the consent with respect thereto.

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5.04 No Material Change in QRI. There shall be no material change in the business, assets, liabilities or financial condition of QRI from that set forth in Schedule 4.05 hereto.

5.05 Employment Agreements. There are no employment agreements, as Target uses only independent contractors.

6. N/A

7. Miscellaneous.

7.01 Other Documents. Seller shall, at any time after the Closing upon the request of QRI, execute and deliver to QRI such documents or instruments of conveyance, license or assignment or take such other action as is reasonably necessary to complete the transfer of the TargetShares or other transactions contemplated by this Agreement or to perfect the interest of QRI therein. Further, the parties agree to take all actions and file such documents required to comply with applicable securities laws, including the filing any notices as contemplated by Section 1.01.

7.02 Costs. Except as otherwise specifically provided herein, QRI shall pay the Closing costs and transfer cost applicable to this Agreement and the transfer of QRIShares hereunder. Each party hereto shall bear the costs of their respective counsel and all other legal fees and costs related thereto. Both QRI and Seller each hold the other harmless from any obligation for the payment of any finders fees or commissions in connection with the transactions contemplated by this Agreement as a result of any action of the indemnifying party.

7.03 Invalidity, Modification and Waiver. If any provision of this Agreement shall be held to be invalid or void, the remaining provisions shall nevertheless remain in effect. No provision of this Agreement may be modified and the performance or observance thereof may not be waived except by written agreement of the parties affected thereby. No waiver of any violation or nonperformance of any provision of this Agreement shall be deemed to be a waiver of any subsequent violation or nonperformance of the same or any other provision of this Agreement.

7.04 Disputes, Choice of Law. This Agreement, the performance of the parties hereunder and any disputes related hereto shall be governed by the laws of the state of Delaware and subject to the exclusive jurisdiction of the courts therein. If either party shall initiate a legal proceeding to enforce its rights hereunder, the prevailing party in such legal proceedings shall be entitled to recover from the other party all costs, expenses and reasonable attorney’s fees incurred in connection with such proceedings.

7.05 Abandonment. If this Agreement shall fail to Close as provided for in Section 2 as a result of a failure of any of the conditions precedent set forth in Section 5, all further obligations of the parties hereto under this Agreement shall terminate without further liability, and each party shall bear its own costs incident to the negotiation, preparation and anticipated Closing of this Agreement. In such event, each party shall return any data, material or assets of the other party received by it in contemplation of the Closing.

7.06 Entire Agreement. This Agreement is and represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous discussions or agreements related thereto.

7.07 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be originals and enforceable, and together shall constitute a single agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representative as of the date first written above.

QUARTA-RAD, INC.	SELLAVIR, INC.

By: Aleksey Golovanov, President _____________________________________	By: Victor Shvetsky, President _____________________________________

SELLER:
Victor Shvetsky ____________________________________
_____________________________________
_____________________________________	_____________________________________

EXHIBITS

Schedule 3.15 Consultants
(a) Software Development Agreement—Oleg Pyataev 8-30-19
(b) Software Development Agreement Oleg Pyataev 10-01-19 (c) Software Development Agreement Yuri Okhonin 1-01-19
Exhibit A: Valuation of Target

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